Exhibit 99.1

NII Holdings, Inc. - Index of Disclosed Information

Annual Financial Statements

1.	Nextel Communications Argentina S.R.L. (2008-09, 2009-10, 2011-12, 2012-13)

2.	Nextel Chile S.A. (2008, 2009, 2010, 2011, 2012)

3.	Nextel Telecomunicações, Ltda. (2008-09, 2010-11, 2011-12, 2012-13)

4.	Comunicaciones Nextel de México, S.A. de C.V. (2009-10, 2010-11, 2011-12, 2012-13, 2012-13 (English))

5.	Nextel Telecomunicações S.A. (2010 (English), 2011 (English), 2012)

Other Financial Data

6.	Select financial data for certain NII subsidiaries (2011-13)

7.	Schedule of net intercompany obligations between NII entities exceeding $25 million in the aggregate as of year-end for each of 2011, 2012, and 2013 and as of March 31, 2014

Agreements & Other Information

8.	Loan Subordination Agreement between Nextel Telecomunicações, Ltda. and China Development Bank Corporation dated December 13, 2012

9.	Loan Subordination Agreement between Comunicaciones Nextel de México, S.A. de C.V. and China Development Bank Corporation

10.	Documents related to subordination agreements with China Development Bank Corporation

11.	Guaranty and Subordination Agreement between NII International Telecom S.C.A. and American Tower do Brazil Cessão de Infra-Estrutras Ltda.

12.	Subordination Agreement between NII International Telecom S.C.A. and Wilmington Trust, N.A. dated May 23, 2013 (7.875% Notes)

13.	Subordination Agreement between NII International Telecom S.C.A. and Wilmington Trust, N.A. dated February 19, 2013 (11.375% Notes)

14.	Amendment to Subordination Agreement between NII International Telecom S.C.A. and Wilmington Trust, N.A. dated April 15, 2013 (11.375% Notes)

15.	Intercompany Agreement between Nextel International (Services), Ltd. and Nextel Telecomunicações, Ltda., effective as of January 1, 2013

16.	Patent License Agreement between NII Holdings, Inc. and Nextel Telecomunicações, Ltda., effective as of January 1, 2012

17.	Amendment 2 to the Patent License Agreement between NII Holdings, Inc. and Nextel Telecommunicações, Ltda. dated October 28, 2013

18.	Trademark License Agreement between NII Holdings, Inc. and Nextel Telecomunicações, Ltda., effective as of January 1, 2012

19.	Trademark Sublicense Agreement between NII Holdings, Inc. and Nextel Telecomunicações, Ltda., effective as of January 1, 2012

20.	Amendment 2 to the Trademark License Agreement between NII Holdings, Inc. and Nextel Telecomunicações, Ltda. dated October 28, 2013

21.	Incentive Compensation Chargeback Agreement between NII Holdings, Inc. and Nextel Telecomunicações, Ltda. dated October 1, 2012

22.	Intercompany Agreement between Nextel International (Services), Ltd. and Comunicaciones Nextel de México, S.A. de C.V., effective as of January 1, 2010

23.	Second Amended and Restated Trademark, Patent, and Know-How License Agreement between NII Holdings, Inc. and Comunicaciones Nextel de México, S.A. de C.V., effective as of January 1, 2012

24.	Exhibit A to the Second Amended and Restated Trademark, Patent, and Know-How License Agreement between NII Holdings, Inc. and Comunicaciones Nextel de México, S.A. de C.V. dated January 1, 2012

25.	Incentive Compensation Chargeback Agreement between NII Holdings, Inc. and Servicios de Radiocomunicacion Móvil de Mexico S.A. de C.V. dated September 26, 2012

26.	Intercompany Agreement between Nextel International (Services), Ltd. and Nextel Communications Argentina S.R.L. dated January 1, 2010

27.	Trademark and Patent License Agreement between NII Holdings, Inc. and Nextel Communications Argentina S.R.L., effective as of January 1, 2012

28.	Intercompany Agreement between NII Holdings, Inc., Nextel International (Services), Ltd. and Centennial Cayman Corp Chile S.A., effective as of January 1, 2010

29.	Trademark and Patent License Agreement between NII Holdings, Inc. and Nextel S.A., effective as of January 1, 2012

30.	Incentive Compensation Chargeback Agreement between NII Holdings, Inc. and Nextel S.A. dated October 2, 2012

31.	Distribution Agreement between Nextel International (Services), Ltd. and NII Holdings, Inc. dated April 23, 2013

32.	Contribution Agreement between NII Holdings, Inc. and NII Capital Corp. dated April 23, 2013

33.	Contribution Agreement between NII Capital Corp. and NII Global Holdings, Inc. dated April 23, 2013

34.	Contribution Agreement between NII Global Holdings, Inc. and NII International Holdings S.á r.l. dated April 23, 2013

35.	Contribution Agreement between NII International Holdings S.á r.l. and NII International Telecom S.C.A. dated April 23, 2013

36.	Contribution Agreement between NII International Holdings S.á r.l. and NII International Services S.á r.l. dated April 23, 2013

37.	Contribution Agreement between NII International Services S.á r.l. and NII International Telecom S.C.A. dated April 23, 2013

38.	Contribution Agreement between NII International Telecom S.C.A. and NII Mercosur Telecom, S.L. dated April 23, 2013

39.	Contribution Agreement between NII International Telecom S.C.A. and NII Mercosur Móviles, S.L. dated April 23, 2013

40.	Contribution Agreement between NII Mercosur Telecom, S.L. and Nextel del Peru S.A. dated April 23, 2013

41.	Contribution Agreement between NII Mercosur Móviles, S.L. and Nextel del Peru S.A. dated April 23, 2013

42.	Contribution Agreement between NII International Holdings S.á r.l. and NII International Telecom S.C.A. dated February 28, 2013

43.	Contribution Agreement between NII Capital Corp. and NII Global Holdings, Inc. dated February 28, 2013

44.	Contribution Agreement between NII Global Holdings, Inc. and NII International Holdings S.á r.l. dated February 28, 2013

45.	Contribution Agreement between NII Holdings, Inc. and NII Capital Corp. dated February 28, 2013

46.	Receivables Purchase Agreement between NII Holdings, Inc. and NII International Telecom S.C.A. dated February 28, 2013

47.	Intercompany Note between NII Holdings, Inc. and NII International Telecom S.C.A. dated February 27, 2013

48.	Forms of Intercompany Notes

49.	Various intercompany agreements dated February 7, 2013

50.	NII Holdings, Inc. corporate organizational chart (as of March 31, 2014)

51.	Narrative summary describing the variance in NII Holdings, Inc.’s net intercompany receivables as of March 31, 2013 as compared to December 31, 2012

52.	Presentation to Bondholders